UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

MANNING & NAPIER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35355	45-2609100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Woodcliff Drive, Fairport, New York 14450

(Address of principal executive offices and zip code)

(585) 325-6880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MN	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2019, M&N Group Holdings, LLC (“Group Holdings”) and Manning & Napier Group, LLC (“Group”), of which Manning & Napier, Inc. (the “Registrant”) is the managing member and a holder of its Class A units, entered into a Redemption Agreement (the “Holdings Redemption Agreement”) whereby Group redeemed 1,312,979 Class A units held by Group Holdings in exchange for the redemption price of $3,046,111.28 (the “Holdings Exchange”).

On May 2, 2019, Group also entered into a Redemption Agreement (the “MNCC Redemption Agreement”) with Manning & Napier Capital Company, LLC (“MNCC”) whereby Group redeemed 2,542 Class A units held by MNCC in exchange for the redemption price of $5,897.44 (the “MNCC Exchange”, and together with the Holdings Exchange, the “Exchanges”).

Such Exchanges took place as a result of the existing exchange process established during the Registrant’s initial public offering, which provided the Registrant’s founder, management team and certain other employees the opportunity to exchange on an annual basis a portion of their interests in Group for either cash or shares of the Registrant’s Class A common stock. Subsequent to the Exchanges, the Class A units were retired. As a result of the Exchanges, the Company’s ownership interest in Group has correspondingly increased.

Copies of the forms of both the Holdings Redemption Agreement and the MNCC Redemption Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Redemption Agreement between M&N Group Holdings, LLC and Manning & Napier Group, LLC, dated May 2, 2019

10.2	Form of Redemption Agreement between Manning & Napier Capital Company and Manning & Napier Group, LLC, dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manning & Napier, Inc.

Date: May 6, 2019	By:	/s/ Sarah C. Turner
	Name:	Sarah C. Turner
	Title:	Corporate Secretary